EXHIBIT 10.1

GLOBAL AMENDMENT

TO THE

JACKSON INVESTMENT GROUP

LOAN DOCUMENTS

AMENDMENT NO. 1, dated as of May 13, 2015 (“Amendment No. 1”) to (i) that certain Note and Warrant Purchase Agreement, dated as of March 10, 2015 (the “NWPA”), by and between Blue Earth, Inc., a Nevada corporation (the “Borrower”) and Jackson Investment Group, LLC, a Georgia limited liability company (the “Lender”); (ii) the Option Agreement, by and between the Borrower and the Lender, dated as of March 10, 2015 (the “Option”); (iii) the Warrant to purchase 2,000,000 shares of the Borrower’s Common Stock, dated as of March 10, 2015 (the “Warrant”); and (iv) the 12% Senior Secured Convertible Note issued by the Borrower to the Lender in the principal amount of $10,000,000 (the “Note” and together with the NWPA, the Option and the Warrant are collectively referred to as the “Loan Documents”).  Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such terms in the applicable Loan Document.

WHEREAS, the parties desire to amend the terms of the Loan Documents, pursuant to the terms and conditions set forth herein, as of the date hereof.

NOW, THEREFORE in consideration of mutual covenants and premises set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1.

Amendments.  The parties hereby agree that the Loan Documents are hereby modified to reflect that the conversion price of the Note, the purchase price of the Option and the exercise price of the Warrant are all increased from $1.00 per share to $1.02 per share ab initio.  In connection therewith, the following modifications are being made to the Loan Documents:

(a)

The Note is amended: (i) in Section 2(a) to change the Interest Conversion Rate to $1.02; and (ii) in Section 4(b) to change the Conversion Price to $1.02.

(b)

The Option is amended: (i) in the third recital to change the reference from $1.00 to $1.02; (ii) in Section 1.2 to change the Purchase Price to $1.02; and (iii) in the second sentence of Section 1.2 to change $1.00 to “the Purchase Price.”

(c)

The Warrant is amended to change the initial Exercise Price to $1.02.

(d)

Section 8.20 of the NPWA is hereby amended to change all references from $1.00 per share to “$1.02 per share.”

2.

Allonge.  Borrower hereby agrees to execute the Allonge in the form attached hereto as Exhibit A in connection with the necessary amendment to the Note.

3.

Miscellaneous.

(a)

Except as modified herein, the Loan Documents shall remain in full force and effect.

(b)

This Amendment may be executed in two or more counterparts (including via facsimile or portable document format (pdf), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the day and year first above written.

LENDER:	JACKSON INVESTMENT GROUP, LLC

By: /s/ Richard L. Jackson
Richard L. Jackson
Manager and Chief Executive Officer

BORROWER:	BLUE EARTH, INC.

By: /s/ Johnny Thomas
Name: Johnny Thomas
Title: CEO

EXHIBIT A

ALLONGE

This Allonge to Promissory Note (the “Allonge”), dated as of May 13, 2015, is attached to and forms a part of the 12% Senior Secured Convertible Note issued by Blue Earth, Inc. (the “Borrower”) dated March 10, 2015 to Jackson Investment Group, LLC (the “Lender”) in the principal amount of $10,000,000  (the “Note”)

1.

Capitalized terms used but not defined in this Allonge shall have the meanings ascribed to them in the Note.

2.

The Original Conversion Price as set forth in the Note is hereby deleted and replaced by “$1.02”.

3.

Section 2(a) is hereby amended to delete the reference to “$1.00” and replace it with $1.02 as the Interest Conversion Rate.

4.

Section 4(b) is hereby amended to delete “$1.00” as the Conversion Price and replace it  with “$1.02”.

5.

Except as expressly amended hereby, the terms and provisions of the Note shall remain in full force and effect.

IN WITNESS WHEREOF, the Borrower has caused this Allonge to be signed and delivered by its duly authorized officer this 13th day of May 2015.

BORROWER:

Blue Earth, Inc.

By:_________________________________

Name:  Johnny R. Thomas

Title:  CEO

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